2008 - 2008 - 2009 2009 Operational Performance Operational Performance Jim Woys Executive Vice President and Chief Operating Officer November 18, 2008 Exhibit 99.1

Cautionary Statement
All statements in this presentation, other than statements of historical information provided herein, including but not limited to the guidance for future periods included herein and the assumptions underlying such projections, may be deemed to be forward-
looking statements and as such are subject to a number of risks and uncertainties. These statements are based on management’s analysis, judgment, belief and expectation only as of the date hereof, and are subject to uncertainty and changes in circumstances.
Without limiting the foregoing, the guidance as to expected future period results and statements including the words “believes,” “anticipates,” “plans,” “expects,” “may,”
“should,” “could,” “estimate,” “intend” and other similar expressions are intended to identify forward-looking statements. Actual results could differ materially due to, among other things, rising health care costs, negative prior period claims reserve developments, additional investment portfolio impairment charges, changes in the economy, volatility in the financial markets, trends in medical care ratios, unexpected utilization patterns or unexpectedly severe or widespread illnesses, membership declines, rate cuts affecting our
Medicare or Medicaid business, issues relating to provider contracts, litigation costs, regulatory issues, operational issues, health care reform and general business and market conditions. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section, included within the company's most recent Annual
Report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the SEC.
Audience members are cautioned not to place undue reliance on these forward-looking statements. The company undertakes no obligation to publicly revise its guidance, the assessment of the underlying assumptions or any of its forward-looking statements to reflect events or circumstances that arise after the date of these presentations.

Non-GAAP Measures
These presentations include quarterly and full-year income statement measurements that are not calculated and presented in accordance with
Generally Accepted Accounting Principles. Audience participants should refer to the reconciliation table available in the company’s third quarter
2008 earnings press release, available on the company’s Web site at
www.healthnet.com, which reconciles certain non-GAAP financial information to GAAP financial information.
These presentations also include underlying health care cost trend metrics that reflect the impact of prior period incurred development which has been included in the appropriate incurred period.
Management believes that the non-GAAP financial information discussed in these presentations is useful as it provides the audience a basis to better understand the company’s results by excluding items that are not indicative of our core operating results for the periods presented. In addition, the company believes that the underlying health care cost metrics provide the audience with a more accurate assessment of these trends which the company uses to appropriately price its products.

2008 and 2009 Guidance
2008 and 2009 Guidance
2008 2009
Membership
Commercial Risk -8 to -9% -3 to -5%
Medicaid +6 to 7% +2 to +3%
Medicare Advantage (incl PFFS) +20 to 25% -1 to -2%
PDP +40 to 45% -15 to -20%
Commercial Yields ~ 8.3% ~ 9 to 9.5%
Commercial HCC Trends ~ 10.9% ~ 40 to 60 bps < yield
G&A Expense Ratio ~ 9.5% ~ 9.6 to 9.8%

Understanding the Underlying Trend
Understanding the Underlying Trend
Conducted in-depth analyses of:
Conducted in-depth analyses of:
•
Underlying trends for all markets and all segments
for 2007, 2008 and expected 2009
•
Actual trends based on incurred dates after
adjusting for all prior period changes
•
Prior pricing actions and product and benefit designs
•
Current pricing actions for 2009
•
Current network contract status and effect of recent
and current contract negotiations on 2009 unit costs
•
Utilization management practices including current
and prospective initiatives

Guidance vs. Underlying Trend
Guidance vs. Underlying Trend
2008 2009
Guidance 10.9% 8.6% - 8.9%
Effect Guardian (2.7%)
Revised 8.2%
Effect of Prior Period (1.4%) .5%
Net Underlying Trend 6.8% 9.1% - 9.4%

2008 and 2009 Commercial
2008 and 2009 Commercial
Health Care Cost Trends
Health Care Cost Trends
Underlying health care cost trend after adjusting for prior period development and effect of Guardian transaction
(1)
(1)
Commercial
'07 - '08 '08 - '09
Yield 5.6% 9.0% - 9.5%
Health Care Cost
Physician
Physician - Claims 2.4% 4.4%
Physician - Capitation 5.5% 7.4%
Physician Total 4.0% 6.2%
Hospital
Hospital - Inpatient 10.1% 9.5%
Hospital - Outpatient 8.5% 10.5%
Hospital - Capitation 3.9% 12.0%
Hospital Total 9.0% 11.1%
Pharmacy 6.3% 4.2%
Other 7.3% 15.0%
Total 6.8% 9.1%
% Change

2008 Commercial Unit Cost
2008 Commercial Unit Cost
and Utilization Metrics
and Utilization Metrics
Underlying operational health care cost metrics after adjusting for prior period development
(1)
(1)
Unit Cost & Utilization Q1 Q2 Q3
Hospital
Inpatient
Days/1,000 4.4% -2.9% -2.3%
Admits/1,000 -1.1% -4.2% -2.8%
ALOS 5.6% 1.3% 2.5%
Cost/Day 10.1% 8.1% 8.3%
Outpatient Surgery
Cases/1,000 -0.4% 2.7% 5.9%
Cost/Case 7.1% 10.6% 7.2%
ER
Cases/1,000 0.1% -1.8% 1.3%
Cost/Case 9.6% 13.9% 10.5%
% Change (year-over-year)
2008

9 Underlying Medicare Trend Underlying Medicare Trend 2008 2009 Expected 6.4% 4.5% Effect of Prior Period .2% (.1)% Net Underlying Trend 6.6% 4.4% Note: Metrics exclude Medicare Part D

2007 to 2009 Medicare
2007 to 2009 Medicare
Health Care Costs
Health Care Costs
Underlying health care cost trend after adjusting for prior period development and effect of Guardian transaction
(1)
(1)
Medicare Advanatage
'07 - '08 '08 - '09
Yield 2.6% 6.0%
Health Care Cost
Physician
Physician - Claims 13.6% 14.1%
Physician - Capitation -2.1% -6.1%
Physician Total 5.0% 3.7%
Hospital
Hospital - Inpatient 15.4% 6.8%
Hospital - Outpatient 3.6% 11.2%
Hospital - Capitation -15.7% -12.2%
Hospital Total 6.4% 4.6%
Pharmacy 10.0% 5.3%
Other 35.3% 8.7%
Total 6.6% 4.4%
% Change

Commercial Commercial

2009 Underlying Health Care Cost Trend:
2009 Underlying Health Care Cost Trend:
HNCA –
HNCA –
Commercial
Commercial
Hospital trends reflect conversion of two hospitals from capitated to noncapitated arrangements
Underlying health care cost trend after adjusting for prior period development
(1)
(2)
(1)
(2)
'07 - '08 '08 - '09
Yield 6.5% 9.1%
Health Care Cost
Physician
Physician - Claims 6.1% 5.3%
Physician - Capitation 5.0% 7.2%
Physician Total 5.3% 6.8%
Hospital
Hospital - Inpatient 12.9% 10.3%
Hospital - Outpatient 9.9% 12.4%
Hospital - Capitation 1.8% 9.8%
Hospital Total 10.5% 11.0%
Pharmacy 6.5% 3.4%
Other -11.7% 11.2%
Total 7.8% 8.8%
% Change

2008 Financial Performance:
2008 Financial Performance:
HNCA –
HNCA –
Commercial
Commercial
Based on membership in noncapitated hospital arrangements (approximately 82% of total membership)
Underlying operational health care cost metrics after adjusting for prior period development
(1)
(2)
(1)
(2)
Unit Cost & Utilization Q1 Q2 Q3
Hospital
Inpatient
Days/1,000 7.2% 1.0% 3.1%
Admits/1,000 -0.1% -2.4% 0.6%
ALOS 7.3% 3.5% 2.5%
Cost/Day 6.2% 3.1% 5.5%
Outpatient Surgery
Cases/1,000 1.1% 4.0% 5.0%
Cost/Case 4.3% 9.4% 5.1%
ER
Cases/1,000 -1.2% -1.5% 1.1%
Cost/Case 7.7% 11.7% 5.3%
% Change (year-over-year)
2008

2008 Performance:
2008 Performance:
HNCA –
HNCA –
Commercial
Commercial
•
Pressure on premium yields due to
competitive environment
•
Higher health care costs
– Flu season
– Late development impacting unit
cost assumptions
• Two groups converted from dual to
shared risk
• Cancelled hospital contracts
– Savings from cost containment activities
less than expected

2009 Expectations:
2009 Expectations:
HNCA –
HNCA –
Commercial
Commercial
•
Focused, clear and simple plan block-and-tackle
•
82% book is priced at a yield of 9.1%
– 99% of Special Accounts (1/3 membership) under contract
– Assumes 1% higher rating compared to 2008 and a lower
impact from mix changes (geography, network, and account)
•
Baseline data for pricing is known
– Professional:   74%
– Institutional:   57%
– Other:            62%
•
Conservative expectations on utilization improvement
Percent under contract

2009 Health Care Cost Trend Expectations:
2009 Health Care Cost Trend Expectations:
Oregon -
Oregon -
Commercial
Commercial
Underlying health care cost trend after adjusting for prior period development
(1)
(1)
'07 - '08 '08 - '09
Yield 5.7% 7.9%
Health Care Cost
Physician
Physician - Claims 7.3% 6.6%
Physician - Capitation 0.0% 0.0%
Physician Total 7.3% 6.6%
Hospital
Hospital - Inpatient 14.3% 4.5%
Hospital - Outpatient 3.8% 2.9%
Hospital - Capitation 0.0% 0.0%
Hospital Total 8.9% 3.7%
Pharmacy 11.6% 4.9%
Other 9.4% 8.9%
Total 8.7% 5.1%
% Change

2009 Health Care Cost Trend Expectations:
2009 Health Care Cost Trend Expectations:
Northeast -
Northeast -
Commercial
Commercial
Underlying health care cost trend after adjusting for prior period development and effect of Guardian transaction
(1)
(1)
'07 - '08 '08 - '09
Yield 6.7% 5.3%
Health Care Cost
Physician
Physician - Claims 2.3% 4.0%
Physician - Capitation 3.2% 9.0%
Physician Total 2.5% 4.8%
Hospital
Hospital - Inpatient 0.0% 6.3%
Hospital - Outpatient 6.4% 6.8%
Hospital - Capitation 56.7% 155.1%
Hospital Total 3.3% 7.5%
Pharmacy 7.6% 5.2%
Other 52.5% 19.6%
Total 5.0% 6.5%
% Change

2009 Health Care Cost Trend Expectations:
2009 Health Care Cost Trend Expectations:
Arizona -
Arizona -
Commercial
Commercial
Underlying health care cost trend after adjusting for prior period development
(1)
(1)
'07 - '08 '08 - '09
Yield 4.7% 8.0%
Health Care Cost
Physician
Physician - Claims 9.7% 4.3%
Physician - Capitation 11.4% 11.1%
Physician Total 9.7% 4.5%
Hospital
Hospital - Inpatient 6.8% 14.9%
Hospital - Outpatient 13.2% 9.6%
Hospital - Capitation 9.8% 4.9%
Hospital Total 9.3% 12.6%
Pharmacy 12.0% 9.8%
Other 13.3% 26.9%
Total 9.9% 9.4%
% Change

2008 Performance:
2008 Performance:
Oregon, Northeast, Arizona –
Oregon, Northeast, Arizona –
Commercial
Commercial
•
Oregon
– Continued solid performance
– Membership = generally flat
• Emerging strength in small group market (4Q08)
– Revenue
• Lower than necessary yield in mid-size and large groups
– Health care costs
• Higher than normal frequency of high cost cases
•
Northeast
– Pricing discipline resulted in commercial membership losses
• Lapsed less profitable large group business
– Maintained competitive MCR’s
– G&A level impacted pricing competitiveness
•
Arizona
– Higher than expected commercial catastrophic claims and case-mix negatively impacting 2008 run-rate
– Overall care intensity driving higher than expected unit cost trends across all products and segments
– Increased physician trends driven solely by higher utilization and coding intensity across all products and segments
– Solid Medicare Advantage growth, but lower than expected margins due to the higher than expected health care cost trends

2009 Expectations:
2009 Expectations:
Oregon, Northeast, Arizona
Oregon, Northeast, Arizona
•
Oregon
– Continued positive performance
– Expect some health care cost recovery by assuming normal frequency of high cost cases
– Positive yield on mid-size and large group business due to the pricing corrections occurring in the market
•
Northeast
– Stabilizing commercial membership losses
• Implementing targeted pricing actions to improve risk selection and stimulate middle market growth
– Addressing expense levels to improve competitiveness
– NJ small group margin deterioration due to minimum loss ratio regulatory requirement of 80%
•
Arizona
– Commercial book will be repositioned by 12/31/09
– Pricing discipline will slow growth but improve performance
– Provider unit cost trends expected to be single digit and the network is expected to continue to grow
– Continued medical management discipline seeking upside cost mitigation opportunities with a focus on improving patient care

Medicare Medicare

2009 Underlying Health Care Cost Trends:
2009 Underlying Health Care Cost Trends:
Medicare
Medicare
Underlying health care cost trend after adjusting for prior period development
(1)
(1)
Medicare Advantage
'07 - '08 '08 - '09
Yield 2.7% 6.2%
Health Care Cost
Physician
Physician - Claims 13.6% 14.1%
Physician - Capitation -2.1% -6.1%
Physician Total 5.0% 3.7%
Hospital
Hospital - Inpatient 15.4% 6.8%
Hospital - Outpatient 3.6% 11.2%
Hospital - Capitation -15.7% -12.2%
Hospital Total 6.4% 4.6%
Pharmacy 10.0% 5.3%
Other 35.3% 8.7%
Total 6.6% 4.4%
% Change

Medicare: What Happened in 2008?
Medicare: What Happened in 2008?
•
Benefit leader in 2008
•
Experienced substantial growth across MAPD
•
Early 2008 experience led to margin deterioration
– Rich benefits and low member out-of-pocket costs
– Higher utilization than planned
– Lower RAF scores than industry
Revenue HCC GM Member Months MCR (bps)
Total MA 29.5% 34.4% -3.9% 26.1% -331
PMPM change 2.6% 6.6% -23.8%
2007-2008

•
Priced 2009 bids to address MCR concerns across
all products
– Factored for higher-than-expected HCC in 2008
•
Adjusted premiums and benefit design (specialist
co-pay, hospital co-pay) to improve gross margin –
will result in membership deterioration in some plans
•
Contracted industry leading risk adjustment services
•
Targeted Medicare medical management practices
Revenue HCC GM Member Months MCR (bps)
Total MA 7.4% 5.6% 24.8% 1.1% 154
PMPM change 6.0% 4.4% 23.5%
2009 Expectations: Medicare
2009 Expectations: Medicare
2008-2009

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